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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-05516


                          Pioneer America Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2003 through December 31, 2003


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREOWNERS.

IONEER
                                     -------
                                     AMERICA
                                     INCOME
                                      TRUST

                                     Annual
                                     Report

                                    12/31/03

                             [PIONEER
                              Investments(R) Logo]

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                         1
Portfolio Summary                             2
Performance Update                            3
Portfolio Management Discussion               7
Schedule of Investments                      10
Financial Statements                         13
Notes to Financial Statements                21
Report of Independent Auditors               27
The Pioneer Family of Mutual Funds           28
Trustees, Officers and Service Providers     29
Retirement Plans from Pioneer                36

Pioneer America Income Trust
--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 12/31/03
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
The nation's stock markets snapped back dramatically last year, following a prolonged period of weakness. As it became clear that the war would not be a long-term economic burden and that the U.S. economy was expanding at a convincing pace, investors left safer havens like Treasury securities to seek better returns elsewhere. The result was a powerful uptrend that began in March and was intact at year-end.

Led by smaller-capitalization issues, stocks of all sizes across a range of industries shared in the broad-based rally that saw major market indices rise for the first time since 1999. Technology issues were the biggest beneficiaries, as positive economic data suggested that increased capital outlays were imminent. Corporate bonds also recorded strong returns, with the sharpest gains coming in lower quality bonds whose issuers rely on economic growth to expand earnings. Overseas, emerging market equities were standout performers as bonds and stocks advanced in many global markets, thanks in part to currency gains versus the sagging U.S. dollar.

Here at home, strong economic stimulants, including lower taxes and historically low interest rates, had the desired effect, with domestic GDP growth coming in at 8.2% in the third quarter. A striking increase in worker productivity provided a boost to corporate profits and manufacturing activity rose broadly. But the failure of the economy to consistently create jobs remained a troublesome concern as the new year began.

Markets may segment

Last year's across-the-board strength is unusual and unlikely to continue for long. Eventually, the markets should revert to historic form, favoring some sectors and shunning others, depending on the prospects for each industry or investment type. Under those more typical conditions, deciding which investments to own more of, or where to cut exposure, can be challenging. Fortunately, it's also an area in which the guidance of an experienced investment professional can be most valuable.

A few words on fund industry developments

You may have read or seen media reports alleging failure by some mutual fund companies to comply with various industry rules or internal policies relating to excessive trading and late trading of mutual fund shares. We recognize and share with the investing public and our industry the concerns raised by these matters. The prospectuses for the Pioneer Funds describe the funds' policies regarding excessive trading and the time by which orders for fund shares must be placed to receive that day's price. Pioneer's internal procedures are designed to detect activities that are inconsistent with these policies.

Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood
President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer America Income Trust
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/03
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Agency Obligations      74.6%
U.S. Treasury Obligations               23.5%
Temporary Cash Investments               1.9%

Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-1 Year         0.6%
1-3 Years       63.2%
3-4 Years       17.0%
4-6 Years        8.8%
8+ Years        10.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)

--------------------------------------------------------------------------------
 1.  U.S. Treasury Notes, 6.5%, 2/15/10                                    8.31%
--------------------------------------------------------------------------------
 2.  U.S. Treasury Bonds, 7.25%, 5/15/16                                   7.28
--------------------------------------------------------------------------------
 3.  Government National Mortgage Association, 5.5%, 4/15/33               3.24
--------------------------------------------------------------------------------
 4.  U.S. Treasury Notes, 6.375%, 8/15/27                                  3.10
--------------------------------------------------------------------------------
 5.  U.S. Treasury Notes, 5.625%, 5/15/08                                  2.65
--------------------------------------------------------------------------------
 6.  Government National Mortgage Association, 6.0%, 11/15/32              2.11
--------------------------------------------------------------------------------
 7.  Government National Mortgage Association, 5.5%, 7/15/33               2.03
--------------------------------------------------------------------------------
 8.  Government National Mortgage Association, 5.5%, 5/15/33               1.88
--------------------------------------------------------------------------------
 9.  Government National Mortgage Association II, 6.0%, 3/20/33            1.70
--------------------------------------------------------------------------------
10.  Government National Mortgage Association, 6.5%, 9/15/32               1.54
--------------------------------------------------------------------------------

This list excludes money market and derivatives instruments. Portfolio holdings will vary for other periods.

Pioneer America Income Trust
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/03                                       CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value per Share   12/31/03   12/31/02
                            $9.95      $10.27

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(1/1/03 - 12/31/03)       Income       Capital Gains   Capital Gains
                          $0.468       $ --            $ --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer America Income Trust at public offering price, compared to that of the Lehman Brothers Government Bond Index and of the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index.

---------------------------------------
Average Annual Total Returns
(As of December 31, 2003)

            Net Asset   Public Offering
Period       Value          Price*
10 Years     5.52%           5.04%
5 Years      5.11            4.14
1 Year       1.47           -3.06
---------------------------------------

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

        Pioneer America   Lehman Brothers Fixed-Rate         Lehman Brothers
        Income Trust*     Mortgage-Backed Securities Index   Government Bond Index
12/93    9550             10000                              10000
         9174              9839                               9662
12/95   10648             11492                              11434
        10892             12108                              11750
12/97   11819             13256                              12875
        12738             14179                              14144
12/99   12416             14442                              13826
        13854             16054                              15658
12/01   14674             17374                              16791
        16108             18893                              18722
12/03   16345             19469                              19167

Prior to May 1, 2003, the Trust's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses, otherwise, returns would have been lower. Expense limitation for the Trust's Class A shares applies proportionately to Class B, C and R shares.

The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association
(GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Index returns assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Trust distributions or the redemption of Trust shares.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer America Income Trust
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/03                                       CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value per Share   12/31/03   12/31/02
                            $9.89      $10.20

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(1/1/03 - 12/31/03)       Income       Capital Gains   Capital Gains
                          $0.379       $ --            $ --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer America Income Trust, compared to that of the Lehman Brothers Government Bond Index and of the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index.

----------------------------------------
Average Annual Total Returns
(As of December 31, 2003)

                    If            If
Period             Held        Redeemed*
Life-of-Class
(4/29/94)          5.31%         5.31%
5 Years            4.26          4.09
1 Year             0.69         -3.19
----------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

        Pioneer America   Lehman Brothers Fixed-Rate          Lehman Brothers
        Income Trust*     Mortgage-Backed Securities Index    Government Bond Index
4/94    10000             10000                               10000
         9943             10149                               10041
12/95   11442             11853                               11883
        11624             12488                               12211
12/97   12508             13673                               13381
        13394             14625                               14699
12/99   12960             14896                               14369
        14344             16559                               16272
12/01   15060             17920                               17450
        16388             19487                               19457
12/03   16501             20081                               19919

  Prior to May 1, 2003, the Trust's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses, otherwise, returns would have been lower. Expense limitation for the Trust's Class A shares applies proportionately to Class B, C and R shares.

+ Index comparisons begin 4/30/94. The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Index returns assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

  The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Trust distributions or the redemption of Trust shares.

  Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer America Income Trust
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/03                                       CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value per Share   12/31/03   12/31/02
                            $9.92      $10.24

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(1/1/03 - 12/31/03)       Income       Capital Gains   Capital Gains
                          $0.3957      $ --            $ --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer America Income Trust at public offering price, compared to that of the Lehman Brothers Government Bond Index and of the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index.

---------------------------------------------
Average Annual Total Returns
(As of December 31, 2003)

                  Net Asset   Public Offering
Period             Value         Price/CDSC*
Life-of-Class
(1/31/96)          4.70%          4.57%
5 Years            4.29           4.08
1 Year             0.75          -0.22
---------------------------------------------

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to investments made within one year of purchase.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

        Pioneer America   Lehman Brothers Fixed-Rate          Lehman Brothers
        Income Trust*     Mortgage-Backed Securities Index    Government Bond Index
01/96    9900             10000                                10000
        10005             10457                                10214
12/97   10784             11449                                11192
        11549             12247                                12295
12/99   11181             12473                                12019
        12357             13866                                13611
12/01   12981             15006                                14596
        14140             16317                                16274
12/03   14246             16815                                16660

Prior to May 1, 2003, the Trust's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses, otherwise, returns would have been lower. Expense limitation for the Trust's Class A shares applies proportionately to Class B, C and R shares.

The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association
(GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Index returns assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Trust distributions or the redemption of Trust shares.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer America Income Trust
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/03                                       CLASS R SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value per Share   12/31/03   4/1/03***
                            $10.07     $10.31

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(4/1/03 - 12/31/03)       Income       Capital Gains   Capital Gains
                          $0.3236      $ --            $ --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer America Income Trust at public offering price, compared to that of the Lehman Brothers Government Bond Index and of the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index.

-----------------------------------------
Average Annual Total Returns+
(As of December 31, 2003)

             Net Asset    Public Offering
Period         Value          Price*
10 Years      5.36%           5.36%
5 Years       5.14            5.14
1 Year        1.82            0.83
-----------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

        Pioneer America   Lehman Brothers Fixed-Rate          Lehman Brothers
        Income Trust*     Mortgage-Backed Securities Index    Government Bond Index
12/93   10000             10000                               10000
         9692              9839                                9662
12/95   11151             11492                               11434
        11361             12108                               11750
12/97   12156             13256                               12875
        13112             14179                               14144
12/99   12577             14442                               13826
        14133             16054                               15658
12/01   15024             17374                               16791
        16548             18893                               18722
12/03   16849             19469                               19167

All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of 1% CDSC. Shares sold within 18 months of purchase may be subject to CDSC.

+ Class R shares have no front-end load, may be subject to a back-end load and are available to certain retirement plans. The performance of Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003 is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. You do not pay a sales charge on purchases of Class R shares, but will pay a CDSC if you sell your shares within 18 months of purchase, unless you qualify for a waiver.

*** Class R shares were first publicly offered on April 1, 2003.

    Prior to May 1, 2003, the Trust's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses, otherwise, returns would have been lower. Expense limitation for the Trust's Class A shares applies proportionately to Class B, C and R shares.

    The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Index returns assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

    Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or redemption of Trust shares.

Pioneer America Income Trust
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/03
--------------------------------------------------------------------------------

Investors in government-issued fixed-income securities faced a challenging investment environment during 2003, as interest rates remained at their lowest levels in more than 40 years. In this environment Pioneer America Income Trust was successful in delivering a relatively high level of income to shareholders. Richard Schlanger, a member of the Pioneer fixed-income team, discusses the factors that had an impact on the fixed-income market and the Trust during 2003.

Q:   How did the Trust perform over the 12 months ended December 31, 2003?

A: For the period, Class A shares of Pioneer America Income Trust produced a total return of 1.47% at net asset value. In comparison, the Lehman Brothers Government Bond Index returned 2.36%. The Trust's underweighting in Treasury securities (versus its benchmark) and its relatively short duration were primarily responsible for its underperformance relative to this index. (Expressed in years, duration measures a bond's price sensitivity to changes in interest rates. A shorter duration is usually advantageous when interest rates rise; a longer duration benefits a bond when interest rates decline.) The Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index returned 3.05%. This index has significant exposure to securities issued by the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae). The Trust had no investments in mortgage securities issued by Freddie Mac and Fannie Mae; and, as a result, it underperformed the Index. At the end of the period, the 30-day SEC yield for Class A shares was 3.08%

Q:   What was the investment environment like during the period?

A: Early in the period, economic growth was weak, there was uncertainty about the outcome of the war in Iraq, and investors were concerned about deflation. A deflationary environment could be negative because, as prices decline, corporate profits generally fall, causing unemployment to rise and a weak economy overall. In June 2003, the Federal Reserve trimmed the federal funds rate to 1.00% to stimulate economic growth, and the yield on the 10-year Treasury note declined to its lowest level in 45 years. (The federal funds rate is the rate of interest that commercial banks charge each other for overnight loans.) The investment environment was

Pioneer America Income Trust
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/03                           (continued)
--------------------------------------------------------------------------------

     also negatively affected by media headlines raising concerns about the accounting practices of Freddie Mac and the risk exposure of Fannie Mae.

     Around mid-year, the economic backdrop improved. Major military campaigns in Iraq ended, and the economy appeared to be responding to lower interest rates, tax cuts and robust consumer spending. There was also an upturn in corporate capital expenditures for the first time in three years. The more positive economic environment caused yields on 5-, 10- and 30-year Treasury securities to rise quickly and significantly and prices to decline. As year-end approached, the economy continued to recover, and many investors believed interest rates would rise further. However, the Fed maintained its accommodative monetary policy of keeping interest rates low. As a result, Treasury yields declined.

Q:   How did you manage the Trust in this environment?

A: At the beginning of the year we had a substantial emphasis of about 79.3% of net assets in mortgage-backed securities issued by the Government National Mortgage Association (GNMA). GNMAs are backed by the full faith and credit of the U.S. government. (A full faith and credit backing applies to underlying Trust securities, not Trust shares.) Demand for GNMAs was robust, and supply was low because of the controversies surrounding Freddie Mac and Fannie Mae. Therefore, GNMAs offered higher yields than Treasury securities. Our focus on GNMAs allowed us to provide an attractive level of income while maintaining the highest credit quality of AAA from Standard & Poor's. (Quality ratings apply to underlying Trust securities, not Trust shares.)

     When interest rates rose in response to a better economic environment, we reduced the Trust's allocation to mortgages to 72.4% and raised investment in Treasury securities in the intermediate maturity range of four to ten years. We maintained the Trust's heavy emphasis on mortgage issues because Treasury yields were relatively low, and we believed that economic indicators, such as increased corporate capital spending, rising commodity prices and the steep yield curve, were signaling the beginning of a sustained

Pioneer America Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     economic recovery. (The yield curve shows the relationship between bond yields and maturity lengths. When the yield curve steepens, or slopes upward, yields on short-term bonds are lower than yields on long-term bonds. An upward sloping yield curve, often referred to as a positive yield curve, demonstrates the more typical relationship between bond yields and maturity lengths.)

     While investing in mortgages in a low interest-rate environment carries prepayment risk, we believe the boom in mortgage refinancing is over. The Mortgage Bankers Association expects new mortgage issuance to be down as much as 50% in 2004. Even if interest rates decline to their lows of 2003, we believe that most homeowners will not have significant motivation to refinance their current mortgages.

Q:   What is your outlook for the next six months?

A: We believe the economy should continue to improve and expect the Fed to leave interest rates unchanged at least for the first six months of 2004. We think yields on Treasury securities will fluctuate in a fairly narrow range during the first half of 2004 and feel mortgage securities should outperform Treasuries. The Trust is positioned to take advantage of this kind of environment. We believe the Trust continues to be appropriate for investors seeking an AAA-quality investment and relatively high income in a low-interest rate environment.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer America Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/03
--------------------------------------------------------------------------------

 Principal
   Amount                                                             Value
                 U.S. TREASURY OBLIGATIONS - 23.7%
$14,270,000      U.S. Treasury Bonds, 7.25%, 5/15/16           $ 17,801,268
  5,850,000      U.S. Treasury Notes, 5.625%, 5/15/08             6,480,244
  2,600,000      U.S. Treasury Notes, 6.25%, 2/15/07              2,898,189
  6,525,000      U.S. Treasury Notes, 6.375%, 8/15/27             7,578,174
 17,500,000      U.S. Treasury Notes, 6.5%, 2/15/10              20,335,543
  3,000,000      U.S. Treasury Notes, 6.625%, 5/15/07             3,395,274
                                                               ------------
                 TOTAL U.S. TREASURY OBLIGATIONS
                 (Cost $58,503,466)                            $ 58,488,692
                                                               ------------
                 U.S. GOVERNMENT AGENCY OBLIGATIONS - 75.4%
  3,000,000      Government National Mortgage Association,
                   6.0%, TBA 30 YRS                            $  3,117,777
  3,514,640      Government National Mortgage Association,
                   5.5%, 6/15/18 - 2/15/33                        3,590,136
  8,698,821      Government National Mortgage Association,
                   5.5%, 4/15/33                                  8,852,682
  9,405,373      Government National Mortgage Association,
                   5.5%, 5/15/33 - 7/15/33                        9,571,731
  7,427,421      Government National Mortgage Association,
                   5.5%, 8/15/33 - 10/15/33                       7,559,689
  5,970,359      Government National Mortgage Association,
                   6.0%, 1/15/24 - 9/15/32                        6,212,604
  9,596,597      Government National Mortgage Association,
                   6.0%, 10/15/32                                 9,991,024
  8,353,062      Government National Mortgage Association,
                   6.0%, 11/15/32                                 8,699,191
  9,086,598      Government National Mortgage Association,
                   6.0%, 11/15/32                                 9,489,575
 10,112,818      Government National Mortgage Association,
                   6.0%, 12/15/32                                10,551,224
  8,701,750      Government National Mortgage Association,
                   6.0%, 1/15/33 - 1/20/33                        9,062,683
 10,338,778      Government National Mortgage Association,
                   6.0%, 2/15/33 - 3/15/33                       10,754,268
  6,618,292      Government National Mortgage Association,
                   6.0%, 4/15/33 - 11/15/33                       6,894,301
 12,236,808      Government National Mortgage Association,
                   6.5%, 4/15/17 - 1/15/32                       12,211,685


   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Principal
    Amount                                                             Value
                U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
$9,526,293      Government National Mortgage Association,
                  6.5%, 2/15/32 - 4/15/32                       $ 10,043,198
11,200,120      Government National Mortgage Association,
                  6.5%, 5/15/32 - 8/15/32                         11,817,377
 7,567,305      Government National Mortgage Association,
                  6.5%, 9/15/32 - 4/15/33                          7,033,063
11,196,092      Government National Mortgage Association,
                  7.0%, 10/15/16 - 4/15/32                        11,956,794
 4,573,485      Government National Mortgage Association,
                  7.5%, 2/15/27 - 11/15/32                         4,908,928
   122,611      Government National Mortgage Association,
                  8.5%, 7/15/24                                      134,999
    37,472      Government National Mortgage Association,
                  9.0%, 9/15/16 - 4/15/20                             41,883
   188,093      Government National Mortgage Association,
                  10.0%, 11/15/18 - 3/15/20                          211,155
 3,358,120      Government National Mortgage Association I,
                  6.5%, 11/15/31 - 9/15/32                         3,541,198
 1,233,576      Government National Mortgage Association I,
                  7.0%, 12/15/30                                   1,315,377
   411,653      Government National Mortgage Association I,
                  7.5%, 8/15/23                                      441,692
 9,111,614      Government National Mortgage Association II,
                  6.0%, 7/20/17 - 11/20/33                         9,445,569
 6,101,305      Government National Mortgage Association II,
                  6.5%, 8/20/28 - 10/20/32                         6,424,724
 1,186,766      Government National Mortgage Association II,
                  7.0% , 12/20/08 - 11/20/32                       1,262,479
   656,544      Government National Mortgage Association II,
                  7.5%, 10/20/22 - 12/20/30                          702,152
    14,860      Government National Mortgage Association II,
                  8.0%, 5/20/25 - 3/20/30                             16,061
   307,184      Government National Mortgage Association II,
                  9.0%, 9/20/21 - 11/20/24                           341,461
     4,344      Government National Mortgage Association II,
                  10.0%, 1/20/06                                       4,665
                                                                ------------
                TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                (Cost $184,009,070)                             $186,201,345
                                                                ------------


   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/03                                   (continued)
--------------------------------------------------------------------------------

 Principal
  Amount                                                                  Value
                 TEMPORARY CASH INVESTMENT - 1.9%
                 Repurchase Agreement - 1.9%
 $4,800,000      UBS Warburg, 0.73%, dated 12/31/03, repur-
                 chase price of $4,800,000 plus accrued interest
                 on 1/2/04, collateralized by $4,533,000 U.S.
                 Treasury Bonds, 6.75%, 5/15/05                    $  4,800,000
                                                                   ------------
                 TOTAL TEMPORARY CASH INVESTMENT
                 (Cost $4,800,000)                                 $  4,800,000
                                                                   ------------
                 TOTAL INVESTMENT IN SECURITIES - 101.0%
                 (Cost $247,312,536)(a)(b)(c)(d)                   $249,490,037
                                                                   ------------
                 OTHER ASSETS AND LIABILITIES - (1.0)%             $ (2,464,431)
                                                                   ------------
                 TOTAL NET ASSETS - 100.0%                         $247,025,606
                                                                   ============

Note: The Trust's investments in mortgage-backed securities of the Government
      National Mortgage Association (GNMA) are interests in separate pools of mortgages. All separate investments in this issuer which have the same coupon rate have been aggregated for the purpose of presen- tation in this schedule of investments.

  (a) At December 31, 2003, the net unrealized gain on investments based on cost for federal income tax purposes of $248,437,798 was as follows:

      Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                    $  3,551,783

      Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                      (2,499,544)
                                                                   ------------
      Net unrealized gain                                          $  1,052,239
                                                                   ============

  (b) At December 31, 2003, the Trust had a net capital loss carryforward of $7,139,642, of which the following amounts will expire between 2004 and 2011, if not utilized.
        $1,540,059 in 2004
        $2,049,267 in 2007
        $1,526,846 in 2008
        $2,023,470 in 2011

  (c) The Fund has elected to defer approximately $516,281, of currency losses recognized between December 1, 2003 and December 31, 2003 to its fiscal year ending December 31, 2004.

  (d) TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally plus/minus 2.5%) principal and no definite maturity date period. The actual principal amount and maturity date will be determined upon settlement when the spe- cific mortgage pools are assigned.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2003 aggregated $183,870,360 and $195,909,377 respectively.


   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/03
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $247,312,536)      $249,490,037
  Cash                                                              72,193
  Receivables --
   Fund shares sold                                                132,620
   Interest                                                      1,762,524
  Other                                                              4,737
                                                              ------------
   Total assets                                               $251,462,111
                                                              ------------
LIABILITIES:
  Payables -
   Investment securities purchased                            $  3,123,938
   Fund shares repurchased                                         688,916
   Dividends                                                       216,168
  Due to affiliates                                                329,161
  Accrued expenses                                                  78,322
                                                              ------------
   Total liabilities                                          $  4,436,505
                                                              ------------
NET ASSETS:
  Paid-in capital                                             $253,674,037
  Distributions in excess of net investment income              (1,067,988)
  Accumulated net realized loss on investments                  (7,757,944)
  Net unrealized gain on investments                             2,177,501
                                                              ------------
   Total net assets                                           $247,025,606
                                                              ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $153,938,758/15,468,103 shares)           $       9.95
                                                              ============
  Class B (based on $55,302,464/5,590,554 shares)             $       9.89
                                                              ============
  Class C (based on $37,455,797/3,774,765 shares)             $       9.92
                                                              ============
  Class R (based on $328,587/32,632 shares)                   $      10.07
                                                              ============
MAXIMUM OFFERING PRICE:
  Class A ($9.95 [divided by] 95.5%)                          $      10.42
                                                              ============
  Class C ($9.92 [divided by] 99.0%)                          $      10.02
                                                              ============


   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                                  $ 11,258,643
                                                                            ------------
EXPENSES:
  Management fees                                            $1,423,604
  Transfer agent fees
     Class A                                                    466,923
     Class B                                                    241,364
     Class C                                                    101,970
  Distribution fees
     Class A                                                    432,790
     Class B                                                    675,141
     Class C                                                    440,527
     Class R                                                        191
  Administrative fees                                            37,500
  Custodian fees                                                 24,838
  Registration fees                                             114,080
  Professional fees                                              54,317
  Printing                                                       31,052
  Fees and expenses of nonaffiliated trustees                    10,819
  Miscellaneous                                                  14,982
                                                             ----------
       Total expenses                                                       $  4,070,098
                                                                            ------------
       Less management fees waived and expenses
         reimbursed by Pioneer Investment Management, Inc.                       (56,849)
       Less fees paid indirectly                                                  (7,967)
                                                                            ------------
       Net expenses                                                         $  4,005,282
                                                                            ------------
         Net investment income                                              $  7,253,361
                                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                          $  1,554,904
                                                                            ------------
  Change in net unrealized loss on investments                              $ (6,064,242)
                                                                            ------------
     Net loss on investments                                                $ (4,509,338)
                                                                            ------------
     Net increase in net assets resulting from operations                   $  2,744,023
                                                                            ============


   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/03 and 12/31/02

                                                          Year Ended          Year Ended
                                                           12/31/03            12/31/02
FROM OPERATIONS:
Net investment income                                   $  7,253,361        $  7,927,673
Net realized gain on investments                           1,554,904           2,653,295
Change in net unrealized gain (loss) on investments       (6,064,242)          7,089,108
                                                        ------------        -------------
  Net increase in net assets resulting from
     operations                                         $  2,744,023        $ 17,670,076
                                                        ------------        -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.47 and $0.46 per share, respectively)     $ (7,744,965)       $ (6,432,080)
  Class B ($0.38 and $0.40 per share, respectively)       (2,415,765)         (1,706,698)
  Class C ($0.40 and $0.41 per share, respectively)       (1,646,030)           (742,031)
  Class R ($0.32 and $0.00 per share, respectively)           (3,517)                  -
                                                        ------------        -------------
     Total distributions to shareowners                 $(11,810,277)       $ (8,880,809)
                                                        ------------        -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $182,396,793        $269,788,820
Reinvestment of distributions                              8,650,754           5,959,317
Cost of shares repurchased                              (204,620,502)       (162,654,384)
                                                        ------------        -------------
  Net increase (decrease) in net assets resulting
     from fund share transactions                       $(13,572,955)       $113,093,753
                                                        ------------        -------------
  Net increase (decrease) in net assets                 $(22,639,209)       $121,883,020
                                                        ------------        -------------
NET ASSETS:
Beginning of year                                        269,664,815         147,781,795
                                                        ------------        -------------
End of year (including distributions in excess of
  net investment income of $1,067,988 and
  $664,218, respectively)                               $247,025,606        $269,664,815
                                                        ============        =============


   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------
For the Years Ended 12/31/03 and 12/31/02

                                   '03 Shares       '03 Amount        '02 Shares     '02 Amount
CLASS A
Shares sold                         11,111,851    $ 113,426,133       15,405,939    $ 154,956,084
Reinvestment of distributions          594,445        6,002,597          436,057        4,379,711
Less shares repurchased            (12,248,450)    (124,349,426)     (11,679,409)    (117,323,851)
                                   -----------    -------------      -----------    -------------
  Net increase (decrease)             (542,154)   $  (4,920,696)       4,162,587    $  42,011,944
                                   ===========    =============      ===========    =============
CLASS B
Shares sold                          3,183,952    $  32,226,735        6,647,016    $  66,814,094
Reinvestment of distributions          162,736        1,634,160          111,513        1,118,949
Less shares repurchased             (4,323,064)     (43,493,823)      (2,754,820)     (27,651,793)
                                   -----------    -------------      -----------    -------------
  Net increase (decrease)             (976,376)   $  (9,632,928)       4,003,709    $  40,281,250
                                   ===========    =============      ===========    =============
CLASS C
Shares sold                          3,578,490    $  36,404,685        4,757,424    $  48,018,642
Reinvestment of distributions          100,303        1,010,487           45,549          460,657
Less shares repurchased             (3,640,601)     (36,765,189)      (1,758,281)     (17,678,740)
                                   -----------    -------------      -----------    -------------
  Net increase                          38,192    $     649,983        3,044,692    $  30,800,559
                                   ===========    =============      ===========    =============
CLASS R (a)
Shares sold                             33,479    $     339,240
Reinvestment of distributions              348            3,510
Less shares repurchased                 (1,195)         (12,064)
                                   -----------    -------------
  Net increase                          32,632    $     330,686
                                   ===========    =============

(a) Class R shares were first publicly offered April 1, 2003.


   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended   Year Ended    Year Ended   Year Ended   Year Ended
                                                            12/31/03     12/31/02    12/31/01(a)    12/31/00     12/31/99
CLASS A
Net asset value, beginning of period                        $  10.27     $   9.79     $   9.76      $  9.30      $ 10.10
                                                            --------     --------     --------      -------      -------
Increase from investment operations:
 Net investment income                                      $   0.28     $   0.40     $   0.52      $  0.58      $  0.55
 Net realized and unrealized gain (loss) on investments        (0.13)        0.54         0.05         0.46        (0.80)
                                                            --------     --------     --------      -------      -------
   Net increase (decrease) from investment operations       $   0.15     $   0.94     $   0.57      $  1.04      $ (0.25)
Distributions to shareowners:
 Net investment income                                         (0.47)       (0.46)       (0.51)       (0.58)       (0.55)
 Net realized gain                                                --           --        (0.03)          --           --
                                                            --------     --------     --------      -------      -------
Net increase (decrease) in net asset value                  $  (0.32)    $   0.48     $   0.03      $  0.46      $ (0.80)
                                                            --------     --------     --------      -------      -------
Net asset value, end of period                              $   9.95     $  10.27     $   9.79      $  9.76      $  9.30
                                                            ========     ========     ========      =======      =======
Total return*                                                   1.47%        9.78%        5.92%       11.58%       (2.52)%
Ratio of net expenses to average net assets+                    1.10%        1.00%        1.01%        1.04%        1.01%
Ratio of net investment income to average net assets+           2.85%        4.17%        5.14%        6.09%        5.63%
Portfolio turnover rate                                           66%          76%          72%          56%          72%
Net assets, end of period (in thousands)                    $153,939     $164,393     $115,998      $96,068      $111,262
Ratios with no waiver of management fees by
 PIM and no reductions for fees paid indirectly:
 Net expenses                                                   1.12%        1.08%        1.12%        1.16%        1.14%
 Net investment income                                          2.83%        4.09%        5.03%        5.97%        5.50%
Ratios with waiver of management fees by
 PIM and reductions for fees paid indirectly:
 Net expenses                                                   1.10%        1.00%        1.00%        1.00%        1.00%
 Net investment income                                          2.85%        4.18%        5.15%        6.13%        5.64%

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
  + Ratios with no reduction for fees paid indirectly.
(a) On January 1, 2001, the Trust began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $0.02 per share, increase net realized and unrealized gain (loss) by $0.02 per share and decrease the ratio of net investment income to average net assets assuming waiver of management fees by PIM and reduction for fees paid indirectly from 5.35% to 5.15%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.


   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended  Year Ended    Year Ended   Year Ended   Year Ended
                                                            12/31/03    12/31/02    12/31/01(a)    12/31/00     12/31/99
CLASS B
Net asset value, beginning of period                        $ 10.20     $  9.76       $  9.74      $  9.28      $ 10.07
                                                            -------     -------       -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.19     $  0.34       $  0.44      $  0.50      $  0.47
 Net realized and unrealized gain (loss) on investments       (0.12)       0.50          0.04         0.46        (0.79)
                                                            -------     -------       -------      -------      -------
   Net increase (decrease) from investment operations       $  0.07     $  0.84       $  0.48      $  0.96      $ (0.32)
Distributions to shareowners:
 Net investment income                                        (0.38)      (0.40)        (0.42)       (0.50)       (0.47)
 Net realized gain                                               --          --         (0.04)          --           --
                                                            -------     -------       -------      -------      -------
Net increase (decrease) in net asset value                  $ (0.31)    $  0.44       $  0.02      $  0.46      $ (0.79)
                                                            -------     -------       -------      -------      -------
Net asset value, end of period                              $  9.89     $ 10.20       $  9.76      $  9.74      $  9.28
                                                            =======     =======       =======      =======      =======
Total return*                                                  0.69%       8.82%         4.99%       10.68%       (3.24)%
Ratio of net expenses to average net assets+                   1.94%       1.80%         1.95%        1.85%        1.78%
Ratio of net investment inome to average net assets+           2.02%       3.26%         4.18%        5.29%        4.87%
Portfolio turnover rate                                          66%         76%           72%          56%          72%
Net assets, end of period (in thousands)                    $55,302     $67,013       $25,008      $16,889      $19,695
Ratios with no waiver of management fees by
 PIM and no reduction for fees paid indirectly:
 Net expenses                                                  1.96%       1.88%         2.06%        1.98%        1.91%
 Net investment income                                         2.00%       3.19%         4.07%        5.16%        4.74%
Ratios with waiver of management fees by
 PIM and reductions for fees paid indirectly:
 Net expenses                                                  1.94%       1.79%         1.93%        1.83%        1.76%
 Net investment income                                         2.02%       3.27%         4.20%        5.31%        4.89%

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
  + Ratios with no reduction for fees paid indirectly.
(a) On January 1, 2001, the Trust began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $0.02 per share, increase net realized and unrealized gain (loss) by $0.02 per share and decrease the ratio of net investment income to average net assets assuming waiver of management fees by PIM and reduction for fees paid indirectly from 4.36% to 4.20%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.


   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended  Year Ended    Year Ended   Year Ended   Year Ended
                                                            12/31/03    12/31/02    12/31/01(a)    12/31/00     12/31/99
CLASS C
Net asset value, beginning of period                        $ 10.24     $  9.79       $ 9.74       $ 9.28       $10.07
                                                            -------     -------       ------       ------       ------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.21     $  0.36       $ 0.46       $ 0.49       $ 0.47
 Net realized and unrealized gain (loss) on investments       (0.13)       0.50         0.03         0.46        (0.79)
                                                            -------     -------       ------       ------       ------
   Net increase (decrease) from investment operations       $  0.08     $  0.86       $ 0.49       $ 0.95       $(0.32)
Distributions to shareowners:
 Net investment income                                        (0.40)      (0.41)       (0.43)       (0.49)       (0.47)
 Net realized gain                                               --          --        (0.01)          --           --
                                                            -------     -------       ------       ------       ------
Net increase (decrease) in net asset value                  $ (0.32)    $  0.45       $ 0.05       $ 0.46       $(0.79)
                                                            -------     -------       ------       ------       ------
Net asset value, end of period                              $  9.92     $ 10.24       $ 9.79       $ 9.74       $ 9.28
                                                            =======     =======       ======       ======       ======
Total return*                                                  0.75%       8.93%        5.05%       10.52%       (3.19)%
Ratio of net expenses to average net assets+                   1.81%       1.77%        1.84%        2.02%        1.73%
Ratio of net investment income to average net assets+          2.14%       3.16%        4.22%        5.14%        4.88%
Portfolio turnover rate                                          66%         76%          72%          56%          72%
Net assets, end of period (in thousands)                    $37,456     $38,258       $6,776       $3,221       $5,632
Ratios with no waiver of management fees by
 PIM and no reduction for fees paid indirectly:
 Net expenses                                                  1.83%       1.84%        1.95%        2.15%        1.85%
 Net investment income                                         2.12%       3.08%        4.11%        5.01%        4.76%
Ratios with waiver of management fees by
 PIM and reductions for fees paid indirectly:
 Net expenses                                                  1.81%       1.76%        1.81%        1.97%        1.70%
 Net investment income                                         2.14%       3.16%        4.25%        5.19%        4.91%

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
  + Ratios with no reduction for fees paid indirectly.
(a) On January 1, 2001, the Trust began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $0.01 per share, increase net realized and unrealized gain (loss) by $0.01 per share and decrease the ratio of net investment income to average net assets assuming waiver of management fees by PIM and reduction for fees paid indirectly from 4.42% to 4.25%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.


   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           4/1/03
                                                             to
CLASS R (a)                                               12/31/03
Net asset value, beginning of period                       $10.31
                                                           ------
Increase (decrease) from investment operations:
  Net investment income                                    $ 0.25
  Net realized and unrealized loss on investments           (0.17)
                                                           ------
     Net increase from investment operations               $ 0.08
Distributions to shareowners:
  Net investment income                                     (0.32)
  Net realized gain                                            --
                                                           ------
Net decrease in net asset value                            $(0.24)
                                                           ------
Net asset value, end of period                             $10.07
                                                           ======
Total return*                                                0.83%
Ratio of net expenses to average net assets+                 1.08%**
Ratio of net investment loss to average net assets+         (2.91)%**
Portfolio turnover rate                                        66%
Net assets, end of period (in thousands)                   $  329
Ratios with no waiver of management fees by
  PIM and no reductions for fees paid indirectly:
  Net expenses                                               1.08%**
  Net investment loss                                       (2.91)%**
Ratios with waiver of management fees by
  PIM and reductions for fees paid indirectly:
  Net expenses                                               1.08%**
  Net investment loss                                       (2.91)%**

(a) Class R Shares were first publicly offered on April 1, 2003.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period.
 ** Annualized.
  + Ratio with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/03
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer America Income Trust (the Trust) is a Massachusetts statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Trust is to provide a high level of current income consistent with preservation of capital and prudent investment risk.

The Trust offers four classes of shares - Class A, Class B, Class C and Class R shares. Class R shares were first publicly offered on April 1, 2003. Shares of Class A, Class B, Class C and Class R each represent an interest in the same portfolio of investments of the Trust and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, Class C and Class R shareowners, respectively.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there are no other readily available valuation method are valued at their fair values as determined by, or under the direction of the Board of Trustees. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain

Pioneer America Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/03                             (continued)
--------------------------------------------------------------------------------

     mortgage-backed securities are amortized or accreted in proportion to the underlying monthly pay downs. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

     The tax character of distributions paid during the years ended December 31, 2003 and 2002 were as follows:

--------------------------------------------------------------------------------
                                                      2003             2002
--------------------------------------------------------------------------------
  Distributions paid from:
   Ordinary income                                 $11,810,277      $8,880,809
   Long-term capital gain                                    -               -
                                                   -----------      ----------
                                                   $11,810,277      $8,880,809
   Return of Capital                                         -               -
                                                   ===========      ==========
   Total                                           $11,810,277      $8,880,809
                                                   ===========      ==========
--------------------------------------------------------------------------------

Pioneer America Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The following shows components of accumulated losses on a federal income tax basis at December 31, 2003.

--------------------------------------------------------------------------------
                                                                      2003
--------------------------------------------------------------------------------
  Undistributed ordinary income                                   $         -
  Capital loss carryforward                                        (7,139,642)
  Post October losses deferred                                       (516,281)
  Unrealized appreciation                                           1,052,239
                                                                  ===========
  Total                                                           $(6,603,684)
                                                                  ===========
--------------------------------------------------------------------------------

    The difference between book basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales and the tax treatment of premium and amortization.

    At December 31, 2003 the Trust had reclassified $4,153,146 to decrease distributions in excess of net investment income, $3,338,468 to increase accumulated net realized loss on investments and $814,678 to decrease paid in capital. The reclassification has no impact on the net asset value of the fund and is designed to present the Trust's capital accounts on a tax basis.

C.  Fund Shares

    The Trust records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $65,614 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2003.

D.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Trust, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Trust

Pioneer America Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/03                             (continued)
--------------------------------------------------------------------------------

     level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     The Trust declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Trust with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class R shares can bear different transfer agent and distribution fees.

E.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest received from counter parties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or sub custodians. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM) is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement
PIM manages the Trust's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.50% of the Trust's average daily net assets.

PIM discontinued the Fund's expense limitation on May 1, 2003. Prior to May 1, 2003, PIM had agreed not to impose a portion of its management fee and to assume other operating expenses of the Trust to the extent necessary to limit Class A expenses to 1.00% of the average daily net assets attributable to Class A shares; the portion of the Trust-wide expenses attributable to Class B, Class C and Class R shares were reduced only to the extent that such expenses were reduced for Class A shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory

Pioneer America Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

reporting and insurance premiums, are paid by the Trust. At December 31, 2003, $123,222 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $77,973 in transfer agent fees payable to PIMSS at December 31, 2003.

4. Distribution and Service Plans
The Fund adopted Plans of Distribution with respect to each class of shares (Class A Plan, Class B Plan, Class C Plan, and Class R Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Trust pays PFD a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class A shares in reimbursement of such expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Trust pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Trust pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in due to affiliates is $127,966 in distribution fees payable to PFD at December 31, 2003. The Trust also has adopted a separate service plan for Class R shares (Service Plan). The Service Plan authorizes the Trust to pay securities dealers, plan administrators or other services organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Trust a service fee of up to 0.25% of the Trust's daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at

Pioneer America Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/03                               (continued)
--------------------------------------------------------------------------------

declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Redemptions of Class R shares within 18 months of purchase may be subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2003, CDSCs in the amount of $383,960 were paid to PFD.

5. Expense Offset Arrangements
The Trust has entered into certain expense offset arrangements with PIMSS, resulting in a reduction in the Trust's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2003, the Trust's expenses were reduced by $7,967 under such arrangements.

Pioneer America Income Trust
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer America Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer America Income Trust (the "Trust") as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 15, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer America Income Trust at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Boston, Massachusetts
February 17, 2004

Pioneer America Income Trust
--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest.

  U.S. Equity
  Pioneer Fund
  Pioneer Balanced Fund
  Pioneer Equity Income Fund
  Pioneer Growth Shares
  Pioneer Mid Cap Growth Fund
  Pioneer Mid Cap Value Fund
  Pioneer Real Estate Shares
  Pioneer Research Fund+
  Pioneer Small Cap Value Fund
  Pioneer Small Company Fund
  Pioneer Value Fund

  International/Global Equity
  Pioneer Emerging Markets Fund
  Pioneer Europe Fund
  Pioneer Europe Select Fund
  Pioneer International Equity Fund
  Pioneer International Value Fund

  Fixed Income
  Pioneer America Income Trust
  Pioneer Bond Fund
  Pioneer Global High Yield Fund
  Pioneer High Yield Fund
  Pioneer Stable Value Fund
  Pioneer Strategic Income Fund
  Pioneer Tax Free Income Fund

  Money Market
  Pioneer Cash Reserves Fund*

+ Formerly Pioneer Core Equity Fund. Name change effective 12/11/03.
* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Pioneer America Income Trust
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Auditors
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Trust's Board of Trustees provides broad supervision over the Trust's affairs. The officers of the Trust are responsible for the Trust's operations. The Trust's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 51 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Trust's statement of additional information provides more detailed information regarding the Trust's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available at pioneerfunds.com.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

Name and Age                   Positions Held With the Trust   Term of Office and Length of Service
John F. Cogan, Jr. (77)*       Chairman of the Board,          Since 1988.
                               Trustee and President           Serves until a successor trustee is
                                                               elected or earlier retirement or removal

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

=========================================================================================================
Osbert M. Hood (51)**          Trustee and                     Since June, 2003,
                               Executive Vice President        Serves until a successor trustee is
                                                               elected or earlier retirement or removal

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address          Positions Held With the Trust   Term of Office and Length of Service
Mary K. Bush (55)              Trustee                         Since 1997.
3509 Woodbine Street,                                          Serves until a successor trustee is
Chevy Chase, MD 20815                                          elected or earlier retirement or removal.

=========================================================================================================
Richard H. Egdahl, M.D. (77)   Trustee                         Since 1992.
Boston University Healthcare                                   Serves until a successor trustee is
Entrepreneurship Program,                                      elected or earlier retirement or removal.
53 Bay State Road,
Boston, MA 02215

=========================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                    Other Directorships Held by this Trustee
Deputy Chairman and a Director of Pioneer Global Asset         Director of Harbor Global Company,
Management S.p.A. ("PGAM"); Non-Executive Chairman             Ltd.
and a Director of Pioneer Investment Management USA
Inc. ("PIM-USA"); Chairman and a Director of Pioneer;
Director of Pioneer Alternative Investment Management
Limited (Dublin); President and a Director of Pioneer
Alternative Investment Management (Bermuda) Limited
and affiliated funds; President and Director of Pioneer
Funds Distributor, Inc. ("PFD"); President of all of the
Pioneer Funds; and Of Counsel (since 2000, partner
prior to 2000), Hale and Dorr LLP (counsel to PIM-USA
and the Pioneer Funds)

=========================================================================================================
President and Chief Executive Officer, PIM-USA since           None
May, 2003 (Director since January, 2001); President
and Director of Pioneer since May, 2003; Chairman
and Director of Pioneer Investment Management
Shareholder Services, Inc. ("PIMSS") since May, 2003;
Executive Vice President of all of the Pioneer Funds
since June, 2003; Executive Vice President and Chief
Operating Officer of PIM-USA, November 2000 to May
2003; Executive Vice President, Chief Financial Officer
and Treasurer, John Hancock Advisers, L.L.C., Boston,
MA, November 1999 to November 2000; Senior Vice
President and Chief Financial Officer, John Hancock
Advisers, L.L.C., April 1997 to November 1999

=========================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                    Other Directorships Held by this Trustee
President, Bush International (international financial         Director of Brady Corporation
advisory firm)                                                 (industrial identification and
                                                               specialty coated material products
                                                               manufacturer), Millennium Chemicals,
                                                               Inc. (commodity chemicals), Mortgage
                                                               Guaranty Insurance Corporation, and
                                                               R.J. Reynolds Tobacco Holdings, Inc.
                                                               (tobacco)

=========================================================================================================
Alexander Graham Bell Professor of Health Care                 None
Entrepreneurship, Boston University; Professor
of Management, Boston University School of
Management; Professor of Public Health, Boston
University School of Public Health; Professor of Surgery,
Boston University School of Medicine; and University
Professor, Boston University
=========================================================================================================

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address           Positions Held With the Trust   Term of Office and Length of Service
Margaret B.W. Graham (56)       Trustee                         Since 1990.
1001 Sherbrooke Street West,                                    Serves until a successor trustee is
Montreal, Quebec, Canada                                        elected or earlier retirement or removal.
H3A 1G5
=========================================================================================================
Marguerite A. Piret (55)        Trustee                         Since 1988.
One Boston Place, 28th Floor,                                   Serves until a successor trustee is
Boston, MA 02108                                                elected or earlier retirement or removal.
=========================================================================================================
Stephen K. West (75)            Trustee                         Since 1993.
125 Broad Street,                                               Serves until a successor trustee is
New York, NY 10004                                              elected or earlier retirement or removal.

=========================================================================================================
John Winthrop (67)              Trustee                         Since 1988.
One North Adgers Wharf,                                         Serves until a successor trustee is
Charleston, SC 29401                                            elected or earlier retirement or removal.

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

Name and Age                  Positions Held With the Trust    Term of Office and Length of Service
Dorothy E. Bourassa (56)      Secretary                        Since Nov. 2000.
                                                               Serves at the discretion of board.

====================================================================================================
Christopher J. Kelley (39)    Assistant Secretary              Since September 2003
                                                               Serves at the discretion of board.
====================================================================================================
David C. Phelan (46)          Assistant Secretary              Since September 2003
                                                               Serves at the discretion of board.
====================================================================================================
Vincent Nave (58)             Treasurer                        Since Nov. 2000.
                                                               Serves at the discretion of board.
====================================================================================================
Luis I. Presutti (38)         Assistant Treasurer              Since Nov. 2000.
                                                               Serves at the discretion of board.
====================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                        Other Directorships Held by this
                                                                   Trustee
Founding Director, The Winthrop Group, Inc. (consulting firm);     None
Professor of Management, Faculty of Management, McGill
University

=====================================================================================================
President and Chief Executive Officer, Newbury, Piret &            None
Company, Inc. (investment banking firm)

=====================================================================================================
Senior Counsel, Sullivan & Cromwell (law firm)                     Director, The Swiss Helvetia Fund,
                                                                   Inc. (closed-end investment
                                                                   company) and AMVESCAP PLC
                                                                   (investment managers)

=====================================================================================================
President, John Winthrop & Co., Inc.                               None
(private investment firm)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                        Other Directorships Held by this
                                                                   Trustee
Secretary of PIM-USA; Senior Vice President-Legal of               None
Pioneer; and Secretary/Clerk of most of PIM-USA's
subsidiaries since October 2000; Secretary of all of the
Pioneer Funds since September 2003 (Assistant
Secretary from November 2000 to September 2003);
and Senior Counsel, Assistant Vice President and Director of
Compliance of PIM-USA from April 1998 through
October 2000
=====================================================================================================

Assistant Vice President and Senior Counsel of Pioneer since       None
July 2002; Vice President and Senior Counsel of BISYS Fund
Services, Inc. (April 2001 to June 2002); Senior Vice
President and Deputy General Counsel of Funds Distributor,
Inc. (July 2000 to April 2001; Vice President and Associate
General Counsel from July 1996 to July 2000); Assistant
Secretary of all of the Pioneer Funds since September 2003
=====================================================================================================

Partner, Hale and Dorr LLP; Assistant Secretary of all of          None
Pioneer Funds since September 2003

=====================================================================================================
Vice President-Fund Accounting, Administration and Custody         None
Services of Pioneer (Manager from September 1996 to
February 1999); and Treasurer of all of the Pioneer Funds
(Assistant Treasurer from June 1999 to November 2000)

=====================================================================================================
Assistant Vice President-Fund Accounting, Administration           None
and Custody Services of Pioneer (Fund Accounting Manager
from 1994 to 1999); and Assistant Treasurer of all of the
Pioneer Funds since November 2000
=====================================================================================================

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

Name and Age                  Positions Held With the Trust   Term of Office and Length of Service
Gary Sullivan (45)            Assistant Treasurer             Since September 2002.
                                                              Serves at the discretion of board.

===================================================================================================
Katherine Kim Sullivan (30)   Assistant Treasurer             Serves at the discretion of board.

===================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   Other Directorships Held by this
Principal Occupation During Past Five Years                        Officer
Fund Accounting Manager-Fund Accounting, Administration            None
and Custody Services of Pioneer; and Assistant Treasurer of
all of the Pioneer Funds since May 2002
=====================================================================================================

Fund Administration Manager-Fund Accounting,                       None
Administration and Custody Services since June 2003;
Assistant Vice President-Mutual Fund Operations of
State Street Corporation from June 2002 to June 2003
(formerly Deutsche Bank Asset Management); Pioneer
Fund Accounting, Administration and Custody Services
(Fund Accounting Manager from August 1999 to May 2002,
Fund Accounting Supervisor from 1997 to July 1999);
Assistant Treasurer of all of the Pioneer Funds since
September 2003
=====================================================================================================

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Accounts (IRAs)

Traditional IRA*
For anyone under age 70-1/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA*
Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

Employer-Sponsored Plans

Uni-K Plan*
A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.

401(k) Plan*
Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA Plan*
The Savings Incentive Match PLan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.

                   Most retirement plan withdrawals must meet
                    specific conditions to avoid penalties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

403(b) Plan*
Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.

SEP-IRA
The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.

Profit Sharing Plan
Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.

Age-Based Profit Sharing Plan
Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.

Money Purchase Pension Plan (MPP)
Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.

Defined Benefit Pension Plan
Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.

* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

                   Most retirement plan withdrawals must meet
                    specific conditions to avoid penalties.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.

[PIONEER
 Investments(R) Logo]

Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

                                                                   14697-00-0204
                                        (C) 2003 Pioneer Funds Distributor, Inc.
                                Underwriter of Pioneer mutual funds, Member SIPC

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Fees for audit services provided to the Pioneer America
Income Trust, including fees associated with the annual filings of its Form N-1A, totaled approximately $25,100 in 2003 and approximately $21,950 in 2002.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other services provided to the Trust during the fiscal years ended December 31, 2002 and 2003.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Fees for tax compliance services, primarily for tax returns, totaled approximately $3,600 and $3,450 for 2003 and 2002, respectively. Additionally, there were fees for tax compliance services in 2002 that totaled approximately $4,100 for the 2001 tax returns.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognizes the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognizes that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with these policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit of           (including comparison to
   $xxxx for all pre-approved            specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved" to the left, or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  ($xxxx for individual projects        (including comparison
  and $xxxx  in the aggregate for       to specified dollar
  all pre-approved specific             limits) reported
  service subcategories)                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved to the
  left, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  ($xx,000 for individual               (including comparison
  projects for all pre-approved         to specified dollar
  specific service subcategories        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services (see subcategories 1 through       fees reported at each
  5 on the left), that may be permitted       regularly scheduled
  if they would not be subject to audit       Audit Committee meeting
  procedures at the audit client (as          will serve as continual
  defined in Rule 2-01(f)(4)) level by        confirmation that has
  the firm providing the service.             not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

   N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust and affiliates as
previously defined, totaled approximately $26,900 	in 2003
and $7,550 in 2002. These fees include services provided prior to May 6, 2003, the effective date of the pre-approval process.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEMS 5-6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer America Income Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date March 05, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date March 05, 2004


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date March 05, 2004

* Print the name and title of each signing officer under his or her signature.